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                              INFORMATION STATEMENT

                                MAR VENTURES INC.
                            1675 Broadway, Suite 1150
                             Denver, Colorado 80202
                            Telephone: (303) 825-3748

                                October __, 1997

     This Information Statement is being mailed to the stockholders of Mar Ventures Inc., a Delaware corporation (the "Company"), on or about October 21, 1997 to inform them of actions that have been approved by written consent of the holders of a majority of the outstanding shares of common stock of the Company. Pursuant to Section 228 of the General Corporation Law of the state of Delaware and the Certificate of Incorporation of the Company, action by stockholders may be taken without a meeting by written consent of stockholders holding a majority of the outstanding shares. The actions set forth below have been approved by written consent of stockholders holding a majority of the outstanding shares and will occur on or about November 11, 1997. These actions are as follows:

     1. Amendment of the Company's Certificate of Incorporation to change the Company's name from "Mar Ventures Inc." to "PYR Energy Corporation";

     2.   Approval of the Company's 1997 Stock Option Plan; and

     3. To ratify the selection of Wheeler Wasoff, P.C. to serve as the Company's independent certified accountants for the fiscal year ended August 31, 1997.

     In addition to sending this Information Statement to all stockholders of record as of October 10, 1997 (the "Record Date"), the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward copies of this Information Statement to beneficial owners of the shares held of record by those persons. The Company may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. All the expenses involved in preparing, assembling and mailing this Information Statement will be paid by the Company.

     As used herein the "Company" means Mar Ventures Inc. and its subsidiary, PYR Energy LLC ("PYR Energy"), unless the context requires otherwise.


                             BUSINESS OF THE COMPANY

General

     PYR Energy is an independent exploration company that applies advanced 3-D seismic and computer aided exploration ("CAEX") technology to systematically explore for and exploit onshore domestic natural gas and oil accumulations in the western United States. With a primary technical focus, the Company has ongoing exploration and exploitation activities in the San Joaquin basin of California, the Denver basin of Colorado and Nebraska, the Big Horn basin of Wyoming, and the central Montana trough of Montana.

     Since its inception in 1996, PYR Energy has developed a portfolio of exploration and exploitation projects that conform to its goal of a critical mix of high-potential, high-risk exploration targets combined with moderate-potential, moderate-risk exploitation plays. The Company generates most of its exploration projects internally, and therefore, has the ability to retain a sizeable working interest in each project based on associated project risk and financial leverage through industry joint ventures. The Company attempts to limit financial exposure on a project by project basis by forming industry partnerships where the Company's technical expertise can be complemented with the financial resources and operating expertise of established companies.

     PYR Energy has successfully assembled a highly motivated technical and management team with extensive technical experience, as well as a proven track record of resource exploitation and business development. The Company was founded by a geophysicist who had previously been a founder of a 3-D seismic consulting firm in the Rocky Mountain region and by a geologist who had worked for a number of exploration and production companies for an aggregate of over 30 years. The Company's technical/management team of geophysicists and geologists brings together more than 110 years of combined experience in exploration, exploitation, and the application of applied technology. With historical exposure to over 100 3-D seismic projects, PYR Energy's experiences have resulted in the development of substantial expertise in the application of seismic technology for exploration and exploitation.

Business Strategy
-----------------

     PYR Energy holds the core belief that systematic application of advanced 3-D seismic imaging and visualization can significantly reduce drilling risk and enhance financial results. PYR Energy's business strategy is to continue to enhance stockholder value by leveraging its technical experience and expertise with 3-D seismic to identify exploration and exploitation projects with significant potential reserves and economic results based on the application of appropriate technology and suitable project risk management.

     PYR Energy's exploration and exploitation activities currently are focused solely in two mature hydrocarbon provinces: the San Joaquin basin of California, and the Rocky Mountain region, where PYR Energy management believes that the historical under-utilization of seismic technology creates tremendous opportunities. The Company currently has interests covering approximately 35,600 gross and 26,750 net acres in the San Joaquin basin and approximately 10,880 gross and 2,960 net acres in the Rocky Mountain region. (The Company currently has no producing acreage.) It plans to commence drilling on its San Joaquin acreage in late 1997 or early 1998. PYR Energy believes that significant exploration opportunities exist for independents in mature domestic basins located onshore. This is based on the realization that major oil and gas companies, long the dominant players in these mature basins, must focus increasingly on larger reservoir and production targets in large international frontier concessions to replace their annual production. PYR Energy's strategy is to focus on applying 3-D seismic technology to explore properties that lie within these mature basins and offer quantities of oil and gas reserves that are materially significant to the Company. The various advanced techniques that the

Company intends to utilize include 3-D seismic visualization, attribute analysis, geostatistical modeling, pre-stack depth migration, and the integration of geological and engineering data in support of reservoir characterization.

     PYR Energy has a three-pronged corporate approach for the application of exploration technology in these mature basins. The three components of this strategy are:

          o Internal generation of exploration and exploitation prospects with special emphasis on 3-D seismic application to stratigraphic play concepts.

          o Identification and exploitation of non-performing and under-utilized existing 3-D seismic surveys and acreage positions in which the application of technical expertise, and advanced interpretation and visualization methodologies significantly impact drilling results.

          o  Development  of  partnerships   with   exploration  and  production
          companies that lack advanced technical resources and expertise.

     The Company's future growth is anticipated to be driven by the systematic focus on building a reserve base through the application of 3-D seismic exploration methods and the drilling of significant, high-potential wells. PYR Energy is currently focusing its 3-D seismic activity in a limited number of geologic provinces where it is convinced that the seismic technology can dramatically impact the finding cost of hydrocarbon reserves. The Company has not yet established any oil and gas production, nor has it booked any proved reserves.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Record Date has been fixed by the Board as the record date for determination of stockholders entitled to receive this Information Statement. On that date, 9,154,804 shares of the Company's $.001 par value common stock (the "Common Stock") were issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock standing in his or her name on the books of the Company. For specific information concerning shares of the Common Stock owned by the officers and directors as well as any other person owning more than five percent of the outstanding Common Stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

                        CHANGES IN CONTROL OF THE COMPANY

     The Company, on August 6, 1997, purchased all the ownership interests of PYR Energy in exchange for 4,000,000 shares of the Company's Common Stock. As a result of this transaction, PYR Energy, which is an oil and gas exploration company, became wholly owned by the Company and the owners of PYR Energy obtained 43.7 percent of the Company's outstanding Common Stock. The owners of PYR Energy immediately prior to this transaction consisted of D. Scott Singdahlsen, Dirk MeDermott, Gregory B. Barnett, Tommye Barnett, Interactive Earth Sciences Corporation, and PinOak Inc.

     In connection with its purchase of PYR Energy, the Company agreed to appoint each of D. Scott Singdahlsen, Gregory B. Barnett and Keith F. Carney as directors of the Company. The three directors of the Company immediately prior to consummation of the transaction with PYR Energy have resigned, and the Board now consists solely of Messrs. Singdahlsen, Barnett and Carney.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company, their respective positions and ages, and the year in which each director was first elected, are set forth in the following table. Each director has been elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and has qualified. Additional information concerning each of these individuals follows the table.



       Name                     Age       Position with the Company         Director Since
       ----                     ---       -------------------------         --------------

D. Scott Singdahlsen             39      Chief Executive Officer,                1997
                                         President, and Chairman
                                         of the Board

Gregory B. Barnett               36      Director                                1997

Keith F. Carney                  41      Director                                1997

Robert B. Suydam                 59      Secretary                               ---

Andrew P. Calerich               33      Chief Financial Officer                 ---



     D. Scott Singdahlsen has been the Chief Executive Officer, President and Chairman of the Board of the Company since August 1997. Since October 1996, Mr. Singdahlsen has been the General Manager of PYR Energy. From July 1992 until September 1996, Mr. Singdahlsen served variously as President and Vice President of Interactive Earth Sciences Corporation, a 3D seismic consulting firm in the oil and gas industry. Mr. Singdahlsen received a B.A. Degree in Geology from Hamilton College in New York in 1981, and a M.S. Degree in Geology from Montana State in 1986.

     Gregory B. Barnett has been a director of the Company since August 1997. Since February 1994, Mr. Barnett has been the President of Denver-based EnerCOM Incorporated, a firm with emphasis in financial communications for several industries, including oil and gas. From April 1993 until February 1994, Mr. Barnett served as Director of Investor Relations of Gerrity Oil Corporation. From April 1988 until April 1993, Mr. Barnett served as Director of Investor Relations of Maxus Energy Corporation. Mr. Barnett received a Bachelor of Business Administration Degree in Marketing from the University of Texas at Arlington in 1989.

     Keith F. Carney has been a director of the Company since August 1997. Since July 1996, Mr. Carney has been the Chief Financial Officer of Cheniere Energy, Inc., a Houston based exploration company traded on the NASDAQ SmallCap Market under the symbol CHEX. From July 1992 until April 1996, Mr. Carney was a Securities Analyst with Smith Barney. Mr. Carney received a Bachelor of Science Degree in Geology and a Master of Science Degree in Geology from Lehigh University, Bethlehem, Pennsylvania, in 1978 and 1981, respectively.

     Robert B. Suydam has been the Secretary of the Company since August 1997. Since May 1996, Mr. Suydam has been the Manager--Geology of PYR Energy. From July 1994 until December 1995, Mr. Suydam served as Senior Geologist of Snyder Oil Corporation. From March 1992 until July 1994, Mr. Suydam served as Senior Geologist of Gerrity Oil & Gas Corporation. Mr. Suydam received a Bachelor of Science Degree in Geology and a Master of Arts Degree in Geology from the University of Wyoming in 1961 and 1963, respectively.

     Andrew P. Calerich has been the Chief Financial Officer of the Company since August 1997. From June 1993 until August 1997, Mr. Calerich was a business consultant specializing in internal accounting system controls and efficiencies, management reporting systems, and budgeting. From May 1990 until June 1993, Mr. Calerich served as Corporate Controller for Tipperary Corporation, a company engaged in the business of exploring for, developing and producing crude oil and natural gas. Mr. Calerich is a Certified Public Accountant. Mr. Calerich received a Bachelor of Science Degree in each of Accounting and Business Administration from Regis College in Denver, Colorado in 1986.

Committees and Meetings
-----------------------

     The Board formed a Compensation Committee in August 1997. There is not an audit committee, a nominating committee, or other committee performing similar functions. The Compensation Committee has the authority to establish policies concerning compensation and employee benefits for employees of the Company. The Compensation Committee reviews and makes recommendations concerning the Company's compensation policies and the implementation of those policies and determines compensation and benefits for executive officers. The Compensation Committee currently consists of Messrs. Barnett and Carney. During the fiscal year ended August 31, 1997, the Compensation Committee, which was formed in August 1997, met one time.

     During the fiscal year ended August 31, 1997 the Board of Directors met three times and acted by written consent without a meeting four times. Each director participated in at least 75 percent of the aggregate of the total number of meetings of the Board of Directors and of all Committees of the Board of Directors on which that director served during the year ended August 31, 1997.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The Company believes, based on representations of the Company's prior management, that during the fiscal year ended August 31, 1997, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon the written representations of the former directors and officers of the Company with respect to matters occurring prior to August 6, 1997.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     As of October 6, 1997, there were 9,154,804 shares of the Company's $.001 par value common stock (the "Common Stock") outstanding. The following table sets forth certain information as of October 6, 1997, with respect to the beneficial ownership of the Company's Common Stock by each director, by all executive officers and directors as a group, and by each other person known by the Company to be the beneficial owner of more than 5% of the Company's Common
Stock:



Name and Address of                               Number of Shares                Percentage of
Beneficial Owner                                  Beneficially Owned (1)          Shares Outstanding
----------------                                  ----------------------          ------------------

D. Scott Singdahlsen                              2,000,000                           21.8%
1675 Broadway, Suite 1150
Denver, Colorado 80202

Robert B. Suydam                                  1,300,000(2)                        14.2%
1675 Broadway, Suite 1150
Denver, Colorado 80202

Gregory B. Barnett                                200,000                             2.2%
1675 Broadway, Suite 1150
Denver, Colorado 80202

Keith F. Carney                                   200,000 (3)                         2.2%
915 Bay Oaks Road
Houston, Texas 77008


All Officers and Directors as a group             3,700,000                           40.0%
 (five persons)

PinOak Inc.                                       1,300,000 (2)                       14.2%
5037 South Oak Court
Littleton, Colorado 80127

Bernard Young and Rebecca Young                   556,988(4)                          6.1%
as trustees for the Young Family Trust
dated October 1992
5269 Amestoy Avenue
Encino, California 91316


----------------

(1) "Beneficial ownership" is defined in the regulations promulgated by the U.S. Securities and Exchange Commission as having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) The shares shown for Mr. Suydam are owned of record by PinOak Inc. ("PinOak"). These shares are included twice in the table. They are listed as being held beneficially by both PinOak and Mr. Suydam. PinOak is owned by Mr. Suydam's wife and Mr. Suydam is the President of PinOak.

(3) The number of shares indicated includes 100,000 shares underlying warrants currently exercisable.

(4) The number of shares indicated does not include 40,000 shares owned by Mr. and Mrs. Young and an aggregate of 16,917 additional shares held by the son and daughter of Mr. and Mrs. Young and their spouses for themselves and as custodians for their children. Pursuant to Rule 16a-1(a)(4), Mr. and Mrs. Young disclaim beneficial ownership of shares held by their children and the spouses of their children.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Acquisition Of PYR Energy
-------------------------

     The Company acquired all the ownership interest in PYR as a result of the transactions described in "CHANGES IN CONTROL OF THE COMPANY". Mr. Singdahlsen received 2,000,000 shares of the Company's Common Stock in that transaction in exchange for the 50 percent of PYR that he owned immediately prior to the transaction. PinOak, a company of which Mr. Suydam is the President and whose sole shareholder is Mr. Suydam's wife, received 1,300,000 shares of the Company's Common Stock in that transaction in exchange for PinOak's ownership of
32.5 percent of the ownership interests in PYR immediately prior to the transaction. In connection with that transaction, the Company agreed to appoint each of Messrs. Singdahlsen, Carney and Barnett to constitute all the members of the Company's Board Of Directors.

Loan To PYR Energy
------------------

     In June 1997, PYR Energy borrowed $275,000 from the Company in order to fund certain of PYR Energy's obligations pursuant to PYR Energy's lease and seismic option in the San Joaquin basin. See "BUSINESS OF THE COMPANY". PYR Energy secured that loan with a pledge of PYR Energy's interest in the lease and seismic option. The loan accrues interest at a rate of eight percent per annum which is payable in arrears on the first day of each calendar quarter.

Sale Of Assets To Former Director And Officer
---------------------------------------------

     Effective as of August 6, 1997, the Company sold all the assets not related to the Company's business of oil and gas exploration, development, and consulting or to the Company's principal office in Denver, Colorado to Buddy Young, a principal stockholder and a former director and officer of the Company. The purchase price for the assets was $32,000, which was paid in the form of a release from Mr. Young to the Company of the Company's obligation to repay the $32,000 it owed to Mr. Young. The Company's approximate $32,000 obligation to Mr. Young had been incurred through advances from Mr. Young to the Company for working capital purposes. There currently are outstanding $17,852 of accounts receivable related to the assets that Mr. Young obtained the right to receive. Mr. Young also assumed all liabilities related to the assets. The Company also assigned to Mr. Young the lease for the Company's office in Encino, California and Mr. Young assumed the Company's obligations under the lease. The Company obtained a release from the landlord for additional obligations under the lease.

     In addition to the accounts receivable described above, the assets sold to Mr. Young consisted primarily of the Company's interests in three television programs, "Heartstoppers . . . At The Movies", a two-hour television program hosted by George Hamilton, "Christmas At The Movies", a one-hour television program hosted by Gene Kelly, and "It's A Wonderful Life - A Personal Remembrance", an approximately 15-minute television program hosted by Frank Capra, Jr., and the office furniture and supplies in the Company's former office in Encino, California. The television programs previously had been held by the Company for licensing to various television and cable television operators. During the year ended August 31, 1997, the Company received licensing fees of $15,216 for the television programming assets sold to Mr. Young. The low revenue amount was mainly due to the programs' previously having been licensed in most major territories. Because, as a result of the Company's acquisition of PYR Energy LLC, the Company determined to focus its activities on oil and gas exploration, development and consulting and to locate its principal office in Denver, Colorado, the Company determined that it was in its best interests to sell the assets of the Company that were not related to this business and to assign its office lease in Encino, California.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
--------------------------

     The following table sets forth in summary form the compensation paid to the Company's current and former President during the period from the Company's inception on July 2, 1996 until its fiscal year ended August 31, 1996, and during the fiscal year ended August 31, 1997. No employee of the Company received total salary and bonus exceeding $100,000 during either of the fiscal years ended August 31, 1996 and 1997.


                                           Annual Compensation

Name and               Fiscal                                           Long-Term                 Other Annual
Principal Position     Year Ended     Salary ($)(1)    Bonus ($)        Compensation Options      Compensation ($)
------------------     ----------     -------------    ---------        --------------------      ----------------

D. Scott Singdahlsen,    1997           $6,250            -0-                 -0-                       -0-
President                1996           $ -0-             -0-                 -0-                       -0-

Buddy Young,             1997           $-0-              -0-                 -0-                      15,800 (2)
 Former President        1996           $-0-              -0-                 -0-                      14,000 (2)


---------------------

(1)  The dollar value of base salary (cash and non-cash) received.

(2)  The amount shown represents a consulting fee paid to Mr. Young.


          CHANGE IN THE NAME OF THE COMPANY TO PYR ENERGY CORPORATION.

     The Board of Directors and the holders of a majority of the outstanding shares of Common Stock have approved an amendment to the Company's Certificate of Incorporation to change the name of the Company to PYR Energy Corporation. The Board of Directors believes it is in the best interests of the Company to change the name of the Company to PYR Energy Corporation because this reflects the nature of the Company's business and will maintain the business reputation previously developed by PYR Energy, LLC. The approval of the change of the name of the Company by the Company's stockholders will become effective on or about November 11, 1997.

                             1997 STOCK OPTION PLAN

     The Board of Directors and the holders of a majority of the Company's outstanding common stock have approved the Company's 1997 Stock Option Plan (the "1997 Plan"). Approval of the 1997 Plan by the Company's stockholders will become effective on or about November 11, 1997. No options granted under the 1997 Plan may be exercised until approval of the Plan by the Company's stockholders has become effective.

     Options to purchase 1,000,000 shares of Common Stock may be granted pursuant to the 1997 Plan. These Options may be either Incentive Options or Non-Qualified Options. The 1997 Plan is intended to provide incentives to key employees and other persons who have or are contributing to the success of the Company by offering them Options to purchase shares of the Company's Common Stock. The effect of the adoption of the 1997 Plan will be to allow the Company to grant options from time to time and thereby augment its program of providing incentives to employees and other persons. The terms of the 1997 Plan concerning Incentive Options and Non-Qualified Options are substantially the same except that only employees of the Company or its subsidiaries are eligible for Incentive Options, and employees and other persons who have contributed or are contributing to the success of the Company are eligible for Non-Qualified Options. The number of Options authorized is a maximum aggregate so that the number of Incentive Options granted reduces the number of Non-Qualified Options that may be granted and vice versa. There currently are five employees eligible to receive Incentive Options and an unspecified number of persons eligible to receive Non-Qualified Options.

     Options granted under the 1997 Plan, which cannot be exercised until the stockholders' approval of the 1997 Plan is effective, are disclosed below under the heading "New Plan Benefits".

     The 1997 Plan will be administered by the Option Committee, which may consist of either (i) the Company's Board of Directors, or (ii) a committee, appointed by the Board of Directors, of two or more non-employee directors. A non-employee director is a director who (i) is not currently an officer or employee of the Company or any of its subsidiaries; (ii) does not receive compensation from the Company in excess of $60,000 for services rendered other than as a director; and (iii) is not involved in a transaction that is required to be disclosed in the Company's Form 10-KSB and proxy reports as a related party transaction. The Board of Directors has determined that the Compensation Committee will act as the Option Committee at all times that the members of the Compensation Committee meet these criteria. The Option Committee has discretion to select the persons to whom Options will be granted ("Optionees"), the number of shares to be granted, the term of each Option and the exercise price of each Option. However, no Option may be exercisable more than 10 years after the granting of the Option, and no Options may be granted under the 1997 Plan after August 13, 2007.

     The 1997 Plan provides that the exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options are granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for incentive stock options. This amount currently is $100,000. No Incentive
Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option, and the Option is not exercisable more than five years from the date of grant.

     All options granted under the 1997 Plan will become fully exercisable upon the occurrence of a change in control of the Company or certain mergers or other reorganizations or asset sales described in the 1997 Plan.

     Options granted pursuant to the 1997 Plan will not be transferable during the Optionee's lifetime. Subject to the other terms of the 1997 Plan, the Option Committee has discretion to provide vesting requirements and specific expiration provisions with respect to the Options granted.

     It currently is anticipated that the exercise of the Options will be covered by an effective registration statement, which will enable an Optionee exercising Options to receive unrestricted stock that may be transferred or sold in the open market unless the Optionee is a director, executive officer or otherwise an "affiliate" of the Company. In the case of a director, executive officer or other affiliate, the Common Stock acquired through exercise of the Options may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It is anticipated that sales by affiliates also will be covered by an effective registration statement.

     In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustment shall be made in the exercise price and in the number of shares subject to each outstanding Option. In the event of a stock dividend, each Optionee shall be entitled to receive, upon exercise of the Option, the equivalent of any stock dividend that the Optionee would have received had he or she been the holder of record of the shares purchased upon exercise. The Option Committee also may make provisions for adjusting the number of shares subject to outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company's outstanding Common Stock.

     The Board of Directors may at any time terminate the 1997 Plan or make such amendments or modifications to the 1997 Plan that the Board of Directors deems advisable, except that (i) no amendments may impair previously outstanding Options, and (ii) amendments that materially modify eligibility requirements for receiving Options, that materially increase the benefits accruing to persons eligible to receive Options, or that materially increase the number of shares under the 1997 Plan must be approved by the Company's stockholders.

     The Incentive Options issuable under the 1997 Plan are structured to qualify for favorable tax treatment provided for "incentive stock options" by
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). All references to the tax treatment of the Options are under the Code as currently in effect. Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold less than two years after the grant of the Option and is not sold less than one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. (A more favorable long-term capital gain rate is available if the stock underlying the Option is held for at least 18 months after exercise of the Option.) An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options.

     Non-Qualified Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he is granted a Non-Qualified Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an Optionee's sale of shares acquired pursuant to the exercise of a Non-Qualified Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a Non-Qualified Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with respect to the deemed compensation.

     In August 1997, the Company granted options pursuant to the 1997 Plan that will become exercisable when the stockholders' approval of the 1997 Plan becomes effective. The following table sets forth information concerning the portion of these conditional grants of stock options made pursuant to the 1997 Plan to all current executive officers as a group and to all employees, including all current officers who are not executive officers, as a group. No grants of options were made under the 1997 Plan to the Company's President or any current directors.


                                            New Plan Benefits

                                          1997 Stock Option Plan

                                                  Aggregate Exercise             Number Of Shares
                  Name And Position              Price Of Options ($)*          Underlying Options
                  -----------------              ---------------------          ------------------

All Current Executive Officers as a Group              $112,500                       75,000
  (Three Persons)

All Employees as a Group (Excluding                    $144,000                       96,000
  Executive Officers; Two Persons)



-----------

* The dollar value shown is the aggregate exercise price of all options granted to the person or group indicated as of August 13, 1997.

     The closing bid price of the Company's Common Stock, as quoted on the OTC Bulletin Board, at the close of business on October 6, 1997 was $1.437 per share. The last date on which the Company's Common Stock traded, however, was September 30, 1997.

     The  approval  of  holders  of  shares   representing  a  majority  of  the
outstanding shares of the Company's Common Stock was necessary to approve the 1997 Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On August 13, 1997, the Company engaged Wheeler Wasoff, P.C. of Denver, Colorado as the Company's independent accountant to replace Farber & Hass of Oxnard, California, which was dismissed on that date. This decision was approved by the Board of Directors of the Company, and ratified by holders of a majority of the outstanding shares of the Company's Common Stock. The Board of Directors believes it is in the best interests of the Company for its accountant to be located in the same city as the Company's principal executive offices.

     As the auditors of the Company, Wheeler Wasoff, P.C. will audit financial statements, review tax returns, and perform other accounting and consulting services for the Company for the fiscal year ended August 31, 1997 or until the Board of Directors, in its discretion, replaces them.

     The approval of holders of shares representing a majority of the outstanding shares was necessary to ratify the selection of auditors. There is no legal requirement for the stockholders to ratify the selection of auditors, however, the Board of Directors believes that it is of sufficient importance to seek ratification. The ratification by the Company's stockholders of the selection of the auditors will become effective on or about November 11, 1997. The Board at any time may reconsider its selection of Wheeler Wasoff, P.C.

     The independent auditor's report of Farber & Hass with respect to the Company's (i) balance sheet as of August 31, 1996, and (ii) statements of operations, stockholders' equity and cash flows for the period from July 2, 1996 (the date of the Company's inception) to August 31, 1996, was modified as to the uncertainty about the Company's ability to continue as a going concern. Farber & Hass's report did not otherwise contain an adverse opinion or disclaimer of opinion, and it was not qualified or modified as to audit scope or accounting principles. There have not been any disagreements with Farber & Hass on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure.


     This Information Statement is sent by the order of the Board of Directors.


Dated:  October __, 1997
                                                     ---------------------------
                                                     D. Scott Singdahlsen
                                                     President

                                MAR VENTURES INC.
                             1997 STOCK OPTION PLAN

                        As Adopted As Of August 13, 1997

     This 1997 Stock Option (the "Plan") is adopted by Mar Ventures Inc. (the "Company") effective as of August 13, 1997.

     1. Definitions.
        -----------

          Unless otherwise indicated or required by the particular context, the terms used in this Plan shall have the following meanings:

          Board: The Board Of Directors of the Company.

          Code: The Internal Revenue Code of 1986, as amended.

          Common Stock: The $.001 par value common stock of the Company.

          Company: Mar Ventures Inc., a corporation incorporated under the laws of Delaware, any current or future wholly owned subsidiaries of the Company, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

          Date Of Grant: The date on which an Option, as defined below, is granted under the Plan.

          Fair Market Value: The Fair Market Value of the Option Shares (defined below). The Fair Market Value as of any date shall be as reasonably determined by the Option Committee (defined below); provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall not be less than the last reported sale price for the Common Stock on that date (or on the preceding stock market business day if such date is a Saturday, Sunday, or a holiday), on the New York Stock Exchange ("NYSE"), as reported in The Wall Street Journal, or if not reported in The Wall Street Journal, as reported in The Denver Post, Denver, Colorado or, if no last sale price for the NYSE is available, then the last reported sale price on either another stock exchange or on a national or local over-the-counter market, as reported by The Wall Street Journal, or if not available there, in The Denver Post; provided further, that if no such published last sale price is available and a published bid price is available from one of those sources, then the Fair Market Value of the shares shall not be less than such last reported bid price for the Common Stock, and if no such published bid price is available, the Fair Market Value of such shares shall not be less than the average of the bid prices quoted as of the close of business on that date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Option Committee.

          Incentive Options: "Incentive stock options" as that term is defined in Code Section 422 or the successor to that Section.

          Key Employee: A person designated by the Option Committee who is employed by the Company and whose continued employment is considered to be in the best interests of the Company; provided, however, that Key Employees shall not include those members of the Board who are not employees of the Company.

          Key Individual: A person, other than an employee of the Company, who is committed to the interests of the Company; provided, however, that Key Individuals shall not include those members of the Board who are not employees of the Company.

          Non-Employee Director: A director of the Company who (a) is not currently an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company, (b) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Regulation S-K, Item 404(a), under the Securities Act of 1933, as amended, (c) does not possess an interest in any other transaction for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a), and (d) is not engaged in a business relationship for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a).

          Non-Qualified Options: Options that are not intended to qualify, or otherwise do not qualify, as "incentive stock options" under Code Section 422 or the successor to that Section. To the extent that Options that are designated by the Option Committee as Incentive Options do not ualify as "incentive stock options" under Code Section 422 or the successor to that Section, those Options shall be treated as Non-Qualified Options.

          Option: The rights to purchase Common Stock granted pursuant to the terms and conditions of an Option Agreement (defined below).

          Option Agreement: The written agreement (including any amendments or supplements thereto) between the Company and either a Key Employee or a Key Individual designating the terms and conditions of an Option.

          Option Committee: The Plan shall be administered by an Option Committee ("Option Committee") composed of the Board or by a committee, selected by the Board, consisting of two or more Directors, each of whom is a Non-Employee Director.

          Option Shares: The shares of Common Stock underlying an Option granted pursuant to this Plan.

          Optionee: A Key Employee or Key Individual who has been granted an Option.

     2. Purpose And Scope.
        -----------------

          (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Employees and Key Individuals, upon whose initiative and efforts, in the aggregate, the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

          (b) This Plan authorizes the Option Committee to grant Incentive Options to Key Employees and to grant Non-Qualified Options to Key Employees and Key Individuals, selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, the interests of the Company, and other matters.

     3. Administration Of The Plan.
        ---------------------------

          (a) The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this Section and under each other section of the Plan.

          (b) In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and shall determine (i) the number of shares of Common Stock to be subject to each Option, (ii) the time at which each Option is to be granted, (iii) whether an Option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for the Option Shares, provided that the purchase price shall be a fixed, and cannot be a fluctuating, price, (v) the option period, including provisions for the termination of the Option prior to the expiration of the exercise period upon the occurrence of certain events, (vi) the manner in which the Option becomes exercisable, including whether portions of the Option become exercisable at different times and including whether the portion not yet exercisable shall become exercisable upon the occurrence of certain events, and (vii) such other terms and conditions as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form of Option Agreement to evidence each Option.

          (c) The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

          (d) The Board from time to time may make such changes in and additions to the Plan as it may deem proper and in the best interests of the Company provided, however, that no such change or addition shall impair any Option previously granted under the Plan, and that the approval by written consent of a majority of the holders of the Company's securities entitled to vote, or by the affirmative votes of the holders of a majority of the Company's securities entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware, shall be required for any amendment which would do any of the following:

          (i) materially modify the eligibility requirements for receiving Options under the Plan;

          (ii) materially increase the benefits accruing to Key Employees or Key Individuals under the Plan; or

          (iii)materially increase the number of shares of Common Stock that may be issued under the Plan.

          (e) Each determination, interpretation or other action made or taken by the Option Committee, unless otherwise determined by the Board, shall be final, conclusive and binding on all persons, including without limitation, the

Company, the stockholders, directors, officers and employees of the Company, and the Optionees and their respective successors in interest. No member of the Option Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall be, in addition to rights they may have as directors of the Company, fully protected by the Company with respect to any such action, determination or interpretation. If the Board makes a determination contrary to the Option Committee's determination, interpretation or other action, then the Board's determination shall be final and conclusive in the same manner.

     4. The Common Stock.
        ----------------

          The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options with respect to, a total number not in excess of 1,000,000 shares of Common Stock, either treasury or authorized and unissued, or the number and kind of shares of stock or other securities which in accordance with Section 9 shall be substituted for the 1,000,000 shares or into which such 1,000,000 shares shall be adjusted. All or any unsold shares subject to an Option, that for any reason expires or otherwise terminates before it has been exercised, again may be made subject to Options under the Plan.

     5. Eligibility.
        -----------

          Incentive Options may be granted only to Key Employees. Non-Qualified Options may be granted both to Key Employees and to Key Individuals. Key Employees and Key Individuals may hold more than one Option under the Plan and may hold Options under the Plan as well as options granted pursuant to other plans or otherwise.

     6. Option Price.
        ------------

          The Option Committee shall determine the purchase price for the Option Shares; provided, however, that, with respect to the Option Shares underlying Incentive Options, (a) the purchase price shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date Of Grant and (b) the purchase price shall be a fixed, and cannot be a fluctuating, price.

     7. Duration And Exercise Of Options.
        --------------------------------

          (a) Except as provided in Section 17, the option period shall commence on the Date Of Grant and shall continue for the period designated by the Option Committee up to a maximum of ten years from the Date Of Grant.

          (b) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided that, subject to the following sentence and paragraph (d) of this Section 7, in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. If the Option is an Incentive Option, it may be exercised by the guardian or personal representative of the Optionee only if the guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of Code Section 422(b)(5) or the successor to that provision. Any opinion of counsel must be both from counsel acceptable to the Option Committee and in a form acceptable to the Option Committee.

          (c) If the Optionee's employment or affiliation with the Company is terminated for any reason including the Optionee's death, any Option then held, to the extent that the Option was exercisable according to its terms on the date of termination, may be exercised only to the extent determined by the Option Committee at the time of grant of the Option, but in no case more than three months after termination. Any options remaining unexercised shall expire at the later of termination or the end of the extended exercise period, if any.

          (d) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8 herein; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000.

          (e) No Option Shares may be sold, transferred or otherwise disposed of within six months of the Date Of Grant by any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act on the Date Of Grant.

     8. Payment For Option Shares.
        -------------------------

          (a) If the purchase price of the Option Shares purchased by any Optionee at one time exceeds $1,000, the Option Committee, in its sole discretion, upon request by the Optionee, may permit all or part of the purchase price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Common Stock previously owned by the Optionee ("Previously Owned Shares") with a Fair Market Value as of the date of the payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash. Notwithstanding the above, an Optionee shall be permitted to exercise his Option by delivering Previously Owned Shares only if he has held, and provides appropriate evidence of such, the Previously Owned Shares for more than six months prior to the date of exercise. This period (the "Holding Period") may be extended by the Option Committee acting in its sole discretion as is necessary, in the opinion of the Option Committee, so that, under generally accepted accounting principles, no compensation shall be considered to have been or to be paid to the Optionee as a result of the exercise of the Option in this manner. At the time the Option is exercised, the Optionee shall provide an affidavit, and such other evidence and documents as the Option Committee shall request, to establish the Optionee's Holding Period. As indicated above, an Optionee may deliver shares of Common Stock as part of the purchase price only if the Option Committee, in its sole discretion, agrees, on a case by case basis, to permit this form of payment.

          (b) If payment for the exercise of an Option is made other than by the delivery to the Company for cancellation of shares of the Common Stock, the purchase price shall be paid in cash, certified funds, or Optionee's check. Payment shall be considered made when the Treasurer of the Company receives delivery of the payment at the Company's address, provided that a payment made by check is honored when first presented to the Optionee's bank.

     9. Change In Stock, Adjustments, Etc.
        ---------------------------------

          In the event  that  each of the  outstanding  shares  of Common  Stock
(other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option hereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

          In the event of any such changes or exchanges, (i) the Option Committee shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, or kind, or option price of the shares or other securities that are then subject to an Option or Options granted pursuant to the Plan, (ii) the Option Committee shall make any such adjustment, and (iii) such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

     10. Relationship To Employment Or Position.
         --------------------------------------

          Nothing contained in the Plan, or in any Option or Option Share granted pursuant to the Plan, (i) shall confer upon any Optionee any right with respect to continuance of his employment by, or position or affiliation with, or relationship to, the Company, or (ii) shall interfere in any way with the right of the Company at any time to terminate the Optionee's employment by, position or affiliation with, or relationship to, the Company.

     11. Nontransferability Of Option.
         ----------------------------

          No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, or except pursuant to a qualified domestic relations order as defined in the Code, the Employee Retirement Income Security Act, or rules promulgated thereunder. Except as provided in the preceding sentence, any attempt to transfer the Option shall void the Option.

     12. Rights As A Stockholder.
         ------------------------

          No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 9, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

     13. Securities Laws Requirements.
         ----------------------------

          No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirement of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option Agreement and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

     14. Disposition Of Shares.
         ---------------------

          To the extent reasonably requested by the Company, each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him, and
(iii) he will timely file all reports required under the federal securities laws.

     15. Effective Date Of Plan; Termination Date Of Plan.
         ------------------------------------------------

          Subject to the approval of the Plan on or before August 12, 1998 by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the State of Delaware, the Plan shall be deemed effective as of August 13, 1997. The Plan shall terminate at midnight on the date that is ten years from that date, except as to Options previously granted and outstanding under the Plan at that time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

     16. Limitation On Amount Of Option.
         ------------------------------

          The aggregate Fair Market Value of the Option Shares underlying all Incentive Options that have been granted to a particular Optionee and that become exercisable for the first time during the same calendar year shall not exceed $100,000, provided that this amount shall be increased or decreased, from time to time, as Code Section 422 or the successor to that Section is amended, so that this amount at all times shall equal the amount of the limitation set forth in the Code. For purposes of the preceding sentence, Fair Market Value of the Shares underlying any particular Option shall be determined as of the date that Option is granted.

     17. Ten Percent Stockholder Rule.
         ----------------------------

          No Incentive Option may be granted to a Key Employee who, at the time the Incentive Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any "parent corporation" or "subsidiary corporation", as those terms are defined in
Section 424, or its successor provision, of the Code, unless at the time the Incentive Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date Of Grant and the Incentive Option by its terms is not exercisable after the expiration of five years from the Date Of Grant. For purposes of the preceding sentence, stock ownership shall be determined as provided in Section 424, or its successor provision, of the Code.

     18. Withholding Taxes.
         -----------------

          The Option Agreement shall provide that the Company may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares to be issued upon the exercise of any Option.

     19. Effect Of Changes In Control And Certain Reorganizations.
         --------------------------------------------------------

          (a) In event of a Change In Control of the Company (as defined below), then all Options granted pursuant to the Plan shall become exercisable immediately at the time of such Change In Control, except that this acceleration would not occur with respect to any Incentive Options for which the acceleration would result in a violation of Section 16 of this Plan, and, in addition, the Option Committee, in its sole discretion, shall have the right, but not the obligation, to do any or all of the following:

               (i) provide for an Optionee to surrender an Option (or portion thereof) and to receive in exchange a cash payment, for each Option share underlying the surrendered Option, equal to the excess of the aggregate Fair Market Value of the Option Share on the date of surrender over the exercise price for the Option Share. To the extent any Option is surrendered pursuant to this Subparagraph 19(a) (i), it shall be deemed to have been exercised for purposes of Section 4 hereof; and

               (ii) make any other adjustments, or take any other action, as the
                    Option Committee, in its discretion, shall deem appropriate provided that any such adjustments or actions would not result in an Optionee receiving less value than pursuant to Subpara graph 19(a)(i) above.

          For purposes of this Section 19, a "Change In Control" of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act regardless of whether the Company is then subject to such reporting requirement.

          (b) In the event that the Company enters into, or the Board shall propose that the Company enter into, a Reorganization Event (as defined below), then all Options granted pursuant to the Plan shall become exercisable immediately at the time of such Reorganization Event, except that this acceleration would not occur with respect to any Incentive Options for which the advance would result in a violation of Section 16 of this Plan, and, in addition, the Option Committee, in its sole discretion, may make any or all of the following adjustments:

               (i) by written notice to each Optionee provide that such Optionee's Options shall be terminated or cancelled, unless exercised within 30 days (or such other period as the Option Committee shall determine) after the date of such notice;

               (ii) provide  for  termination  or  cancellation  of an Option in exchange for payment to the Optionee of an amount in cash or securities equal to the excess, if any, over the exercise price of that Option of the Fair Market Value of the Option Shares subject to the Option at the time of such termination or cancellation; and

               (iii)make any other  adjustments,  or take any other  action,  as the Option Committee, in its discretion, shall deem appropriate, provided that any such adjustments or actions shall not result in the Optionee receiving less value than is possible pursuant to any or all of Subparagraphs 19(b)(i) and 19(b)(ii) above. Any action taken by the Option Committee may be made conditional upon the consummation of the applicable Reorganization Event.

          For purposes of this Section 19, a "Reorganization Event" shall be deemed to occur if (A) the Company is merged or consolidated with another corporation, (B) one person becomes the beneficial owner of all of the issued and outstanding equity securities of the Company (for purposes of this Section 19(b), the terms "person" and "beneficial owner" shall have the meanings assigned to them in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder), (C) a division or subsidiary of the Company is acquired by another corporation, person or entity, (D) all or substantially all the assets of the Company are acquired by another corporation, or (E) the Company is reorganized, dissolved or liquidated.

     20. Other Provisions.
         ----------------

          The following provisions are also in effect under the Plan:

          (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

          (b) Any expenses of administering the Plan shall be borne by the Company.

          (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

          (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all persons having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Colorado, except in those instances where the rules of conflicts of laws would require application of the laws of the State of Delaware.

                                    * * * * *